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                                                                    Exhibit 32.1

                   eRESEARCHTECHNOLOGY, INC. AND SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of eResearchTechnology, Inc. (the "Company") on Form 10-K for the period ended December 31, 2004 filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Esposito, President and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

        The Report fully complies with the requirements of Section 13(a) or 15
        (d) of the Securities Exchange Act of 1934, as amended; and

        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 11, 2005                                    Joseph Esposito
                                                   -----------------------------
                                                   Joseph Esposito,
                                                   President and Chief Executive
                                                   Officer


This certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed "filed" by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Report, irrespective of any general incorporation language contained in such filing.